Exhibit 99.1

REPAY Reports Third Quarter 2019 Financial Results and Increases Outlook for Full Year 2019

ATLANTA, November 14, 2019 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its third quarter and nine months ended September 30, 2019.

“We are proud of our third quarter results, which included positive contributions from our TriSource acquisition, resulting in year-over-year growth in card payment volume and gross profit of 40% and 39%, respectively,” said John Morris, CEO of REPAY. “We are also thrilled to have recently entered the B2B payments space with the previously-announced acquisition of APS Payments.”

Three Months Ended September 30, 2019 Highlights

•	Card payment volume was $2.6 billion, an increase of 40% over the third quarter of 2018
•	Total revenue on a combined basis[1] was $41.1 million, an increase of 27% over the third quarter of 2018
•	Gross profit was $19.4 million, an increase of 39% over the third quarter of 2018
•	Pro forma net loss[1] was ($41.4) million, as compared to net income of $3.7 million in the third quarter 2018
•	Adjusted EBITDA was $11.9 million, an increase of 29% over the third quarter of 2018
•	Adjusted Net Income was $10.4 million, an increase of 49% over the third quarter of 2018
•	Adjusted Net Income per share was $0.18

Nine Months Ended September 30, 2019 Highlights

•	Card payment volume was $7.3 billion, an increase of 33% over the first three quarters of 2018
•	Total revenue on a combined basis was $116.5 million, an increase of 21% over the first three quarters of 2018
•	Gross profit was $54.4 million, an increase of 34% over the first three quarters of 2018
•	Pro forma net loss was ($32.4) million, as compared to net income of $8.4 million over the first three quarters of 2018
•	Adjusted EBITDA was $33.7 million, an increase of 24% over the first three quarters of 2018
•	Adjusted Net Income was $27.1 million, an increase of 31% over the first three quarters of 2018
•	Adjusted Net Income per share was $0.47

Gross profit represents total revenue less interchange and network fees and other costs of services. Adjusted EBITDA is a non-GAAP financial measure that represents net income (loss) adjusted for interest expense, tax expense, depreciation and amortization and certain other non-cash charges and non-recurring items. Adjusted Net Income is a non-GAAP financial measure that represents net income (loss) adjusted for amortization of acquisition-related intangibles and certain other non-cash charges and non-recurring items. Adjusted Net Income per share is a non-

[1]	Please refer to “Basis of Presentation” below for an explanation of the presentation of this information.

GAAP financial measure that represents Adjusted Net Income divided by the number of shares of Class A common stock outstanding (on as-converted basis) on September 30, 2019 (excluding certain shares that were subject to forfeiture on September 30, 2019).  See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measure provided below for additional information.

Business Combination

The Company was formed upon closing of the merger (the “Business Combination”) of Hawk Parent Holdings LLC (together with Repay Holdings, LLC and its other subsidiaries, “Hawk Parent”) with a subsidiary of Thunder Bridge Acquisition, Ltd, (“Thunder Bridge”), a special purpose acquisition company, on July 11, 2019 (the “Closing Date”).  On the Closing Date, Thunder Bridge changed its name to Repay Holdings Corporation.

Basis of Presentation

As a result of the Business Combination, the Company was identified as the acquirer for accounting purposes, and Hawk Parent, which owned the business conducted prior to the closing of the Business Combination, is the acquiree and accounting “Predecessor.”  The Company is the “Successor” for periods after the Closing Date, which includes consolidation of the Hawk Parent business subsequent to the Closing Date.  The Company’s financial statement presentation reflects the Hawk Parent business as the “Predecessor” for periods through the Closing Date. Where we discuss results for any period ended September 30, 2019, we are referring to the combined results of the Predecessor for the periods from either January 1, 2019 or July 1, 2019 through July 10, 2019 and the Successor for the period from the Closing Date through September 30, 2019. The combined basis of presentation reflects a simple arithmetic combination of the Predecessor and Successor periods. The acquisition was accounted for as a business combination using the acquisition method of accounting, and the Successor financial statements reflect a new basis of accounting that is based on the fair value of net assets acquired. As a result of the application of the acquisition method of accounting as of the effective time of the Business Combination, the financial statements for the Predecessor period and for the Successor period are presented on different bases.  When information is noted as being “pro forma” in this press release, it means that the financial statements were adjusted to remove the effects of purchase accounting adjustments related to the Business Combination. The historical financial information of Thunder Bridge prior to the Business Combination has not been reflected in the Predecessor period financial statements.

Subsequent Events

On October 1, 2019, as required under the terms of the Business Combination, REPAY issued 3,750,000 additional Class A units in Hawk Parent as a result of the volume-weighted average trading price of REPAY’s Class A common stock exceeding $12.50 for twenty out of thirty consecutive trading days during the first twelve months following the closing of the Business Combination.  Beginning on the six-month anniversary of the Business Combination, these Class A units in Hawk Parent may be exchanged for REPAY’s Class A common stock on a one-for-one basis.  Also, as a result of the achievement of similar share price triggers, 1,482,500 shares of REPAY’s Class A common stock held by Thunder Bridge Acquisition, LLC were released from escrow on October 2, 2019 and are no longer subject to forfeiture.

On October 1, 2019, in connection with the post-closing adjustment mechanism for the Business Combination, 39,674 Class A units in Hawk Parent, the parent of the Predecessor, were cancelled and 20,326 Class A units in Hawk Parent were released from escrow and are no longer subject to forfeiture.

On October 1, 2019, the Company entered into a swap transaction with Regions Bank. On a quarterly basis, commencing on December 31, 2019 up to and including the termination date of July 11, 2024, the Company will make fixed payments  on a beginning notional amount of $140,000,000. On a quarterly basis, commencing on December 31, 2019 up to and including the termination date of July 11, 2024, the counterparty will make floating rate payments based on the 3 month LIBOR on the beginning notional amount of $140,000,000.

On October 14, 2019, REPAY announced the acquisition of APS Payments for up to $60 million, which includes a $30 million performance-based earnout. The closing of the acquisition was financed with a combination of cash on hand and proceeds from borrowings under REPAY’s existing credit facility.

2019 Outlook

The addition of APS Payments is expected to contribute the following to the remainder of 2019:

•	$500 million in card payment volume
•	$3.5 million in total revenue
•	$2.8 million in gross profit
•	$1.5 million in Adjusted EBITDA

REPAY now expects the below financial results for full year 2019, which reflects expected contributions from APS Payments. The difference between the Previous Guidance and the Updated Guidance is solely related to the contributions from APS.

Full Year 2019 Outlook
	Previous Guidance	Updated Guidance
Card Payment Volume	$9.6 - 9.75 billion	$10.1 – 10.25 billion
Total Revenue	$157.0 - 162.0 million	$160.5 – 165.5 million
Gross Profit	$74.0 - 76.0 million	$76.8 – 78.8 million
Adjusted EBITDA	$45.3 - 46.8 million	$46.8 – 48.3 million

Revenue information for the full year 2019 outlook is presented in accordance with Accounting Standards Codification (“ASC”) 605. REPAY expects to adopt a new standard, ASC 606, when financial results for the full year ended December 31, 2019 are reported, and is continuing to evaluate the impact of that standard.  In addition, REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2019 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss third quarter 2019 financial results today at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The conference call can be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing 844-512-2921 or (412) 317-6671 for international callers; the conference ID is 13695820. The call will be webcast live from REPAY’s investor relations website and the replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, share-based compensation charges, transaction expenses, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, other taxes, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain non-cash and non-recurring charges, such as loss on extinguishment of debt, non-cash change in fair value of contingent consideration, transaction expenses, share-based compensation expense, management fees, legacy commission related charges, employee recruiting costs, loss on disposition of property and equipment, strategic initiative related costs and other non-recurring charges. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although we exclude amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation.  Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the number of shares of Class A common stock outstanding (on as-converted basis) on September 30, 2019 (excluding certain shares that were subject to forfeiture on September 30, 2019). REPAY believes that Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider

Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.  You should be aware of additional limitations with respect to Adjusted Net Income per share because the GAAP presentation of net loss per share is only reflected for the Successor period.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s estimated future results, APS’s contributions, and the updated full year 2019 outlook. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to realize the expected benefits from the Thunder Bridge business combination; a delay or failure to integrate and realize the benefits of the TriSource acquisition and any difficulties associated with operating in the back-end processing markets in which REPAY does not have any experience; a delay or failure to integrate and realize the benefits of the APS Payments acquisition and any difficulties associated with marketing products and services in the B2B vertical market in which REPAY does not have any experience; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond REPAY’s control. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for merchants, while enhancing the overall experience for consumers.

Contacts

Investor Relations Contact for REPAY:

repayIR@icrinc.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Consolidated Statement of Operations

(Unaudited)

	Successor	Predecessor
(in $ thousands)	July 11, 2019 through September 30, 2019	July 1, 2019 through July 10, 2019	January 1, 2019 through July 10, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018

Revenue
Processing and service fees	$24,609	$2,431	$49,401	$20,317	$60,785
Interchange and network fees	12,546	1,476	29,989	11,975	35,370
Total Revenue	$37,156	$3,907	$79,390	$32,292	$96,155
Operating expenses
Interchange and network fees	$12,546	$1,476	$29,989	$11,975	$35,370
Other costs of services	7,051	565	12,574	6,332	20,302
Selling, general and administrative	21,003	34,069	51,201	6,104	21,009
Depreciation and amortization	10,703	333	6,223	2,666	7,580
Change in fair value of contingent consideration	-	-	-	-	(1,000)
Total operating expenses	$51,302	$36,444	$99,987	$27,077	$83,261
Income (loss) from operations	($14,147)	($32,536)	($20,597)	$5,215	$12,894
Other expenses
Interest expenses	(2,686)	(227)	(3,145)	(1,488)	(4,501)
Change in fair value of tax receivable liability	(451)	-	-	-	-
Other income (expenses)	(1,316)	-	-	-	(1)
Total other income (expenses)	(4,453)	(227)	(3,145)	(1,488)	(4,502)
Income (loss) before income tax expense	(18,599)	(32,763)	(23,743)	3,727	8,392
Income tax benefit (expense)	2,719	-	-	-	-
Net income (loss)	($15,880)	($32,763)	($23,743)	$3,727	$8,392
Net income (loss) attributable to non-controlling interest	(7,399)	-	-	-	-
Net income (loss) attributable to the Company	($8,481)	($32,763)	($23,743)	$3,727	$8,392

Weighted-average shares of Class A common stock outstanding - basic and diluted	34,326,127
Net income (loss) per Class A share - basic and diluted	($0.25)

Consolidated Balance Sheets

	Successor	Predecessor
(in $ thousands)	September 30, 2019 (Unaudited)	December 31, 2018

Assets
Cash and cash equivalents	$45,494	$13,285
Accounts receivable	12,636	5,979
Prepaid expenses and other	4,076	817
Total current assets	$62,206	$20,082

Property, plant and equipment, net	$1,485	$1,247
Restricted cash	11,556	9,977
Customer relationships, net of amortization	234,444	62,529
Software, net of amortization	65,523	5,171
Intangible assets, net of accumulated amortization	23,677	523
Goodwill	369,928	119,529
Total noncurrent assets	$706,613	$198,976
Total assets	$768,818	$219,058

Liabilities
Accounts payable	$8,742	$2,909
Accrued expenses	18,638	12,838
Current maturities of long-term debt	5,250	4,900
Current tax receivable agreement	2,232	-
Total current liabilities	$34,862	$20,647

Long-term debt, net of current maturities	$198,908	$85,815
Line of credit	-	3,500
Tax receivable agreement	64,106	-
Deferred tax liability	2,858	-
Oher liabilities	17	17
Total noncurrent liabilities	$265,889	$89,332
Total liabilities	$300,751	$109,979

Equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized and 35,488,060 issued and outstanding as of September 30, 2019	4	-
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2019	-	-
Additional paid-in capital	300,343	-
Accumulated deficit	(46,138)	-
Total stockholders' equity	$254,209	$109,078

Total Noncontrolling interests	$213,858	$0

Total liabilities and equity	$768,818	$219,058

Key Operating and Non-GAAP Financial Data

We believe that adjusting the key operating and non-GAAP measures for comparability between the Predecessor, Successor and Pro Forma periods is useful to the user of our financial statements.

The unaudited non-GAAP pro forma results of operations data for the three and nine month periods ended September 30, 2019 included in the discussion below are based on our historical financial statements, adjusted to remove the effects of purchase accounting adjustments related to the Business Combination.  The pro forma results included herein have not been prepared in accordance with Article 11 of Regulation S-X.

Unless otherwise stated, all results compare pro forma third quarter and nine-month 2019 results to third quarter and nine-month 2018 results from continuing operations for the period ended September 30, respectively.

The following tables and related notes reconcile these Non-GAAP measures and the Pro Forma Measures to GAAP information for the three and nine month periods ended September 30, 2019 and 2018:

	Three months ended September 30,			Nine months ended September 30,
(in $ thousands)	2019	2018	% Change	2019	2018	% Change

Card payment volume	$2,618,561	$1,874,247	40%	$7,274,579	$5,463,627	33%
Gross profit[1]	$19,425	$13,985	39%	$54,386	$40,483	34%
Adjusted EBITDA[2]	$11,910	$9,201	29%	$33,695	$27,087	24%

(1)	Gross profit represents total revenue less interchange and network fees and other costs of services.
(2)

Adjusted EBITDA is a non-GAAP financial measure that represents net income adjusted for interest expense, depreciation and amortization and certain other non-cash charges and non-recurring items. See “Non-GAAP Financial Measures” above and the reconciliation of Adjusted EBITDA to its most comparable GAAP measure below.

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the three months ended September 30, 2019 and 2018

(Unaudited)

	Successor	Predecessor				Predecessor
(in $ thousands)	July 11, 2019 through September 30, 2019	July 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma Three months ended September 30, 2019	Three months ended September 30, 2018

Revenue
Processing and service fees	$24,609	$2,431	$27,041		$27,041	$20,317
Interchange and network fees	12,546	1,476	14,022		14,022	11,975
Total Revenue	$37,156	$3,907	$41,063		$41,063	$32,292
Operating expenses
Interchange and network fees	$12,546	$1,476	$14,022		$14,022	$11,975
Other costs of services	7,051	565	7,616		7,616	6,332
Selling, general and administrative	21,003	34,069	55,072		55,072	6,104
Depreciation and amortization	10,703	333	11,036	(7,253)	3,783	2,666
Change in fair value of contingent consideration	-	-	-		-	-
Total operating expenses	$51,302	$36,444	$87,746		$80,493	$27,077
Income (loss) from operations	($14,147)	($32,536)	($46,683)		($39,430)	$5,215
Other expenses
Interest expenses	(2,686)	(227)	(2,913)		(2,913)	(1,488)
Change in fair value of tax receivable liability	(451)	-	(451)		(451)	-
Other income (expenses)	(1,316)	-	(1,316)		(1,316)	-
Total other income (expenses)	(4,453)	(227)	(4,679)		(4,679)	(1,488)
Income (loss) before income tax expense	(18,599)	(32,763)	(51,362)		(44,109)	3,727
Income tax benefit (expense)	2,719	-	2,719		2,719	-
Net income (loss)	($15,880)	($32,763)	($48,643)		($41,390)	$3,727

Add:
Interest expense					2,913	1,488
Depreciation and amortization(a)					3,783	2,666
Income tax (benefit)					(2,719)	-
EBITDA					($37,414)	$7,881

Loss on extinguishment of debt (b)					1,316	-
Non-cash change in fair value of contingent consideration(c)					-	-
Non-cash change in fair value of tax receivable liability(d)					451	-
Share-based compensation expense(e)					10,409	199
Transaction expenses(f)					35,017	995
Management Fees(g)					11	100
Legacy commission related charges(h)					1,877	-
Employee recruiting costs(i)					18	-
Loss on disposition of property and equipment					-	-
Other taxes(j)					32	7
Strategic initiative costs(k)					80	7
Other non-recurring charges(l)					114	12
Adjusted EBITDA					$11,910	$9,201

Reconciliations of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the nine months ended September 30, 2019 and 2018

(Unaudited)

	Successor	Predecessor				Predecessor
(in $ thousands)	July 11, 2019 through September 30, 2019	January 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma Nine months ended September 30, 2019	Nine months ended September 30, 2018

Revenue
Processing and service fees	$24,609	$49,401	$74,010		$74,010	$60,785
Interchange and network fees	12,546	29,989	42,535		42,535	35,370
Total Revenue	$37,156	$79,390	$116,546		$116,546	$96,155
Operating expenses
Interchange and network fees	$12,546	$29,989	$42,535		$42,535	$35,370
Other costs of services	7,051	12,574	19,625		19,625	20,302
Selling, general and administrative	21,003	51,201	72,204		72,204	21,009
Depreciation and amortization	10,703	6,223	16,926	(7,253)	9,673	7,580
Change in fair value of contingent consideration	-	-	-		-	(1,000)
Total operating expenses	$51,302	$99,987	$151,290		$144,036	$83,261
Income (loss) from operations	($14,147)	($20,597)	($34,744)		($27,491)	$12,894
Other expenses
Interest expenses	(2,686)	(3,145)	(5,831)		(5,831)	(4,501)
Change in fair value of tax receivable liability	(451)	-	(451)		(451)	-
Other income (expenses)	(1,316)	-	(1,316)		(1,316)	(1)
Total other income (expenses)	(4,453)	(3,145)	(7,598)		(7,598)	(4,502)
Income (loss) before income tax expense	(18,599)	(23,743)	(42,342)		(35,089)	8,392
Income tax benefit (expense)	2,719	-	2,719		2,719	-
Net income (loss)	($15,880)	($23,743)	($39,623)		($32,369)	$8,392

Add:
Interest expense					5,831	4,501
Depreciation and amortization(a)					9,673	7,580
Income tax (benefit)					(2,719)	0
EBITDA					($19,585)	$20,473

Loss on extinguishment of debt (b)					1,316	1
Non-cash change in fair value of contingent consideration(c)					-	(1,000)
Non-cash change in fair value of tax receivable liability (d)					451	-
Share-based compensation expense(e)					10,660	630
Transaction expenses(f)					37,513	2,155
Management Fees(g)					211	300
Legacy commission related charges(h)					2,427	4,168
Employee recruiting costs(i)					33	146
Loss on disposition of property and equipment					-	-
Other taxes(j)					259	201
Strategic initiative costs(k)					296	79
Other non-recurring charges(l)					114	(67)
Adjusted EBITDA					$33,695	$27,087

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the three months ended September 30, 2019 and 2018

(Unaudited)

	Successor	Predecessor				Predecessor
(in $ thousands)	July 11, 2019 through September 30, 2019	July 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma three months ended September 30, 2019	Three months ended September 30, 2018

Revenue
Processing and service fees	$24,609	$2,431	$27,041		$27,041	$20,317
Interchange and network fees	12,546	1,476	14,022		14,022	11,975
Total Revenue	$37,156	$3,907	$41,063		$41,063	$32,292
Operating expenses
Interchange and network fees	$12,546	$1,476	$14,022		$14,022	$11,975
Other costs of services	7,051	565	7,616		7,616	6,332
Selling, general and administrative	21,003	34,069	55,072		55,072	6,104
Depreciation and amortization	10,703	333	11,036	(7,253)	3,783	2,666
Change in fair value of contingent consideration	-	-	-		-	-
Total operating expenses	$51,302	$36,444	$87,746		$80,493	$27,077
Income (loss) from operations	($14,147)	($32,536)	($46,683)		($39,430)	$5,215
Other expenses
Interest expenses	(2,686)	(227)	(2,913)		(2,913)	(1,488)
Change in fair value of tax receivable liability	(451)	-	(451)		(451)	-
Other income (expenses)	(1,316)	-	(1,316)		(1,316)	-
Total other income (expenses)	(4,453)	(227)	(4,679)		(4,679)	(1,488)
Income (loss) before income tax expense	(18,599)	(32,763)	(51,362)		(44,109)	3,727
Income tax benefit (expense)	2,719	-	2,719		2,719	-
Net income (loss)	($15,880)	($32,763)	($48,643)		($41,390)	$3,727

Add:
Amortization of Acquisition-Related Intangibles(m)					2,525	1,980
Loss on extinguishment of debt (b)					1,316	-
Non-cash change in fair value of contingent consideration(c)					-	-
Non-cash change in fair value of tax receivable liability (d)					451	-
Share-based compensation expense(e)					10,409	199
Transaction expenses(f)					35,017	995
Management Fees(g)					11	100
Legacy commission related charges(h)					1,877	-
Employee recruiting costs(i)					18	-
Loss on disposition of property and equipment					-	-
Strategic initiative costs(k)					80	7
Other non-recurring charges(l)					114	12
Adjusted Net Income					$10,428	$7,020

Shares of Class A common stock outstanding (on an as-converted basis)(n)					57,531,359
Adjusted Net income per share					$0.18

Reconciliations of GAAP Net Income to Non-GAAP Adjusted Net Income

For the nine months ended September 30, 2019 and 2018

(Unaudited)

	Successor	Predecessor				Predecessor
(in $ thousands)	July 11, 2019 through September 30, 2019	January 1, 2019 through July 10, 2019	Combined	Adjustments(o)	Pro Forma nine months ended September 30, 2019	Nine months ended September 30, 2018

Revenue
Processing and service fees	$24,609	$49,401	$74,010		$74,010	$60,785
Interchange and network fees	12,546	29,989	42,535		42,535	35,370
Total Revenue	$37,156	$79,390	$116,546		$116,546	$96,155
Operating expenses
Interchange and network fees	$12,546	$29,989	$42,535		$42,535	$35,370
Other costs of services	7,051	12,574	19,625		19,625	20,302
Selling, general and administrative	21,003	51,201	72,204		72,204	21,009
Depreciation and amortization	10,703	6,223	16,926	(7,253)	9,673	7,580
Change in fair value of contingent consideration	-	-	-		-	(1,000)
Total operating expenses	$51,302	$99,987	$151,290		$144,036	$83,261
Income (loss) from operations	($14,147)	($20,597)	($34,744)		($27,491)	$12,894
Other expenses
Interest expenses	(2,686)	(3,145)	(5,831)		(5,831)	(4,501)
Change in fair value of tax receivable liability	(451)	-	(451)		(451)	-
Other income (expenses)	(1,316)	-	(1,316)		(1,316)	(1)
Total other income (expenses)	(4,453)	(3,145)	(7,598)		(7,598)	(4,502)
Income (loss) before income tax expense	(18,599)	(23,743)	(42,342)		(35,089)	8,392
Income tax benefit (expense)	2,719	-	2,719		2,719	-
Net income (loss)	($15,880)	($23,743)	($39,623)		($32,369)	$8,392

Add:
Amortization of Acquisition-Related Intangibles(m)					6,485	5,939
Loss on extinguishment of debt (b)					1,316	1
Non-cash change in fair value of contingent consideration(c)					-	(1,000)
Non-cash change in fair value of tax receivable liability(d)					451	-
Share-based compensation expense(e)					10,660	630
Transaction expenses(f)					37,513	2,155
Management Fees(g)					211	300
Legacy commission related charges(h)					2,427	4,168
Employee recruiting costs(i)					33	146
Loss on disposition of property and equipment					-	-
Strategic initiative costs(k)					296	79
Other non-recurring charges(l)					114	(67)
Adjusted Net Income					$27,136	$20,743

Shares of Class A common stock outstanding (on an as-converted basis)(n)					57,531,359
Adjusted Net income per share					$0.47

(a)	See footnote (m) for details on our amortization and depreciation expenses.
(b)	Reflects write-offs of debt issuance costs relating to Hawk Parent’s term loans and prepayment penalties relating to its previous debt facilities.
(c)	Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(d)	Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement
(e)

Represents compensation expense associated with Hawk Parent’s equity compensation plans, totaling $908,977 in the Predecessor period from January 1, 2019 to July 10, 2019 inclusive of charges from accelerated vesting due to a change of control triggered by the Business Combination, and $9,750,821 as a result of new grants made in the Successor period.

(f)

Primarily consists of (i) during the three and nine months ended September 30, 2019, professional service fees and other costs in connection with the Business Combination, the acquisition of TriSource Solutions, and the subsequently announced acquisition of APS Payments, and (ii) during the three and nine months ended September 30, 2018, additional transaction related expenses in connection with the acquisitions of PaidSuite, Inc. and PaidMD, LLC (together, “PaidSuite”) and Paymaxx Pro, LLC (“Paymaxx”), which transactions closed in 2017.

(g)	Reflects management fees paid to Corsair Investments, L.P. pursuant to the management agreement, which terminated upon the completion of the Business Combination.
(h)

Represents payments made to certain employees in connection with significant restructuring of their commission structures. These payments represented commission structure changes which are not in the ordinary course of business.

(i)	Represents payments made to third-party recruiters in connection with a significant expansion of our personnel, which REPAY expects will become more moderate in subsequent periods.
(j)	Reflects franchise taxes and other non-income based taxes.
(k)

Consulting fees relating to REPAY’s processing services and other operational improvements that were not in the ordinary course, in the aggregate amount of $124,000, and $55,000 as well as one-time fees relating to special projects for new market expansion that are not anticipated to continue in the ordinary course of business are reflected in the nine months ended September 30, 2019 and 2018, respectively. Additionally, one-time expenses related to the creation of a new entity in connection with equity arrangements for the members of Hawk Parent in connection with the Business Combination are reflected in the nine months ended September 30, 2019.

(l)

For the nine months ended September 30, 2018 reflects reversal of adjustments over the prior and current periods made for legal expenses incurred related to a dispute with a former customer, for which we were reimbursed in the current period as a result of its settlement. For the three months ended September 30, 2018 and the nine months ended September 30, 2019, reflects expenses incurred related to other one-time legal and compliance matters. Additionally, for the three months ended September 30, 2019 reflects a one-time credit issued to a customer which was not in the ordinary course of business.

(m)

For the three and nine months ended September 30, 2018, reflects amortization of customer relationships intangibles acquired through Hawk Parent’s acquisitions of PaidSuite and Paymaxx during the year ended December 31, 2017 and the recapitalization transaction in 2016, through which Hawk Parent was formed in connection with the acquisition of a majority interest in Repay Holdings, LLC by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC. For the three and nine months ended September 30, 2019 reflects amortization of the customer relationships intangibles described previously, as well as customer relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and customer relationships, non compete agreement, and software intangibles acquired through Repay Holdings, LLC’s acquisition of TriSource Solutions, LLC. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of our amortization expenses:

	Three months ended September 30,		Nine months ended September 30,
(in $ thousands)	2019	2018	2019	2018

Acquisition-related intangibles	$2,525	$1,980	$6,485	$5,939
Software	1,064	563	2,698	1,327
Reseller buyouts	15	15	44	43
Amortization	$3,604	$2,557	$9,226	$7,310
Depreciation	179	109	446	271
Total Depreciation and amortization[1]	$3,783	$2,666	$9,673	$7,580

(1)

Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(n)

Represents the total number of outstanding shares of Class A common stock on September 30, 2019 and not otherwise subject to vesting or forfeiture restrictions on such date, together with the total number of outstanding shares of Class A common issuable upon exchange of the total number of outstanding Class A units in Hawk Parent on September 30, 2019 (without regard to the restriction on exchanges prior to the six-month anniversary of the Business Combination).  This amount does not take into the issuances, releases and cancellations of shares and units described in “Subsequent Events” above.

(o)	Adjustment for incremental depreciation and amortization recorded due to fair-value adjustments under ASC 805 in the Successor Period.